Dreyfus U.S. Treasury
Short Term Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                                Short Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Short Term Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Short Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund achieved a total return of 8.77%. In addition, the fund provided approximate income distributions of $0.8219 per share.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 7.99% over the same period.(2)

We attribute the fund's strong absolute returns to positive supply-and-demand factors as well as a "flight to quality" among investors that benefited relative safe havens such as U.S. Treasury securities. Our good performance relative to our benchmark was primarily the result of our security selection strategy, which emphasized inflation-indexed U.S. Treasury securities during the first part of the year and U.S. Government agency securities during the second half of the year. Our duration management strategy was longer than the average duration of most other U.S. Treasury short-term funds.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States Government and its agencies or instrumentalities. The fund may also enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government and they are considered among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the fund's securities and the value of fund shares are not insured or guaranteed by the U.S. Government. The fund generally maintains an average dollar-weighted maturity between two and three years.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times during the first half of 2000. Despite higher interest rates, which usually cause U.S. Treasury note and bill prices to fall, short-term U.S. Treasuries rallied because of positive supply-and-demand influences. At the beginning of the reporting period, the federal government announced that it would begin buying back high yielding, seasoned U.S. Treasuries, effectively reducing the number of securities available in the secondary market. The U.S. Government also announced that because of the federal budget surplus, it would issue fewer new short-term U.S. Treasury securities in 2000. At the same time, declines in the stock market caused demand for these securities to surge. The combination of decreased supply and an increase in demand drove prices of short-term U.S. Treasury bonds higher, causing their yields to fall in proportion to their changes in price. In this environment of rising interest rates, we generally emphasized inflation-indexed U.S. Treasury securities.

By summer, signs had emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end. Slower economic growth and expectations of short-term interest-rate cuts during the second half of the year benefited interest-rate-sensitive securities such as U.S. Treasury notes. These conditions also caused investor demand to rise while stock prices deteriorated. In general, U.S. Treasury notes ended the year as the best-performing sector of the U.S.
bond  market.  As  inflation  fears  abated  in this environment, we shifted our
emphasis    from

inflation-indexed bonds to U.S. Government agency securities, which benefited from lower interest rates and the resolution of political concerns that had held back their performance earlier in the year.

What is the fund's current strategy?

We believe that U.S. Treasury notes, bills and other high quality fixed-income securities may have reached levels at which they can be considered overvalued. Accordingly, we have reduced our average duration to the short end of its range in order to give us the flexibility we need to make timely changes to our security selection strategy. We are also carefully watching the new administration in Washington for signs of imminent tax cuts or Social Security privatization, both of which might adversely affect the U.S. Treasury securities market.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF CERTAIN FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Short Term Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            8.77%              5.27%             6.38%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS U.S. TREASURY SHORT TERM FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS AT LEAST 65% OF ITS NET ASSETS IN U.S. TREASURY SECURITIES. THE FUND'S PORTFOLIO WILL, UNDER NORMAL MARKET CONDITIONS, HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN TWO AND THREE YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2000

                                                                                              Principal
BONDS AND NOTES--103.1%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES--25.0%

Federal Home Loan Banks,

   Medium-Term Notes, 5.86%, 4/28/2003                                                       10,000,000               10,064,100

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         17,500,000  (a)          18,276,591

                                                                                                                      28,340,691

U. S. TREASURY BONDS--22.7%

   11.625%, 11/15/2002                                                                       15,000,000               16,687,500

   12.375%, 5/15/2004                                                                         7,500,000                9,141,750

                                                                                                                      25,829,250

U. S. TREASURY INFLATION PROTECTION SECURITIES--6.7%

   3.625%, 7/15/2002                                                                          7,000,000  (a)           7,614,797

U. S. TREASURY NOTES--48.7%

   5.25%, 8/15/2003                                                                           2,000,000                2,005,660

   6%, 9/30/2002                                                                              2,589,000                2,623,718

   6.125%, 8/31/2002                                                                          6,000,000                6,082,140

   6.25%, 1/31/2002                                                                           9,000,000                9,074,727

   6.375%, 4/30/2002                                                                         12,500,000               12,661,125

   6.375%, 6/30/2002                                                                          6,000,000                6,092,040

   6.625%, 5/31/2002                                                                          8,247,000                8,390,993

   6.875%, 5/15/2006                                                                          2,500,000                2,705,650

   7.5%, 2/15/2005                                                                            5,250,000                5,711,475

                                                                                                                      55,347,528

TOTAL BONDS AND NOTES

   (cost $115,605,650)                                                                                               117,132,266
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--10.9%
------------------------------------------------------------------------------------------------------------------------------------

U. S. TREASURY BILLS;

  5.67%, 3/1/2001

   (cost $12,369,597)                                                                        12,485,000               12,370,748
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $127,975,247)                                                            114.0%              129,503,014

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (14.0%)             (15,901,088)

NET ASSETS                                                                                       100.0%              113,601,926

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           127,975,247   129,503,014

Cash                                                                     29,900

Interest receivable                                                   1,856,248

Receivable for investment securities sold                               653,796

Receivable for shares of Beneficial Interest subscribed                 162,403

Prepaid expenses                                                          3,089

                                                                    132,208,450
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            69,357

Payable for investment securities purchased                          18,408,394

Payable for shares of Beneficial Interest redeemed                       53,625

Accrued expenses                                                         75,148

                                                                     18,606,524
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      113,601,926
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     134,521,468

Accumulated undistributed investment income--net                         35,937

Accumulated net realized gain (loss) on investments                 (22,483,246)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,527,767
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      113,601,926
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
 shares of Beneficial Interest authorized)
                                                                      7,810,216

NET ASSET VALUE, offering and redemption price per share ($)              14.55

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,986,533

EXPENSES:

Management fee--Note 3(a)                                              816,453

Shareholder servicing costs--Note 3(b)                                 283,154

Professional fees                                                       41,228

Trustees' fees and expenses--Note 3(c)                                  34,314

Registration fees                                                       20,285

Custodian fees--Note 3(b)                                               16,749

Prospectus and shareholders' reports                                    11,243

Loan commitment fees--Note 2                                                 6

Miscellaneous                                                            3,716

TOTAL EXPENSES                                                       1,227,148

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (138,538)

NET EXPENSES                                                         1,088,610

INVESTMENT INCOME--NET                                               7,897,923
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,394,882)

Net unrealized appreciation (depreciation) on investments            5,562,184

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,167,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,065,225

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,897,923            9,846,245

Net realized gain (loss) on investments        (2,394,882)          (4,633,209)

Net unrealized appreciation (depreciation)
   on investments                               5,562,184           (2,850,088)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,065,225            2,362,948
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,861,986)          (9,846,245)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  24,222,566           46,404,112

Dividends reinvested                            6,306,779            8,093,872

Cost of shares redeemed                       (84,595,408)         (68,458,107)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (54,066,063)         (13,960,123)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (50,862,824)         (21,443,420)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           164,464,750          185,908,170

END OF PERIOD                                 113,601,926          164,464,750

Undistributed investment income--net               35,937                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,705,517            3,205,363

Shares issued for dividends reinvested            443,630              560,525

Shares redeemed                                (5,956,080)          (4,724,607)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,806,933)            (958,719)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                Year Ended December 31,
                                                                      --------------------------------------------
                                                                 2000        1999        1998        1997       1996
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.16       14.78       14.77       14.82       15.14

Investment Operations:

Investment income--net                                            .83         .82         .87         .93         .90

Net realized and unrealized
   gain (loss) on investments                                     .38        (.62)        .01        (.05)       (.32)

Total from Investment Operations                                 1.21         .20         .88         .88         .58

Distributions:

Dividends from investment income--net                            (.82)       (.82)       (.87)       (.93)       (.90)

Net asset value, end of period                                  14.55       14.16       14.78       14.77       14.82
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.77        1.39        6.14        6.12        4.07
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80         .80         .79         .70         .70

Ratio of net investment income
   to average net assets                                         5.79        5.68        5.91        6.29        6.04

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                     .10         .12         .14         .31         .27

Portfolio Turnover Rate                                        863.63    1,007.65      773.31      563.77      539.38
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         113,602     164,465     185,908     195,398     187,826

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Short Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the directions of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $642,022. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $22,480,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $9,564,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003, $2,702,000 expires in fiscal 2004, $717,000 expires in fiscal 2005, $4,454,000 expires in fiscal 2007 and $3,039,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2000 through December 31, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $138,538 during the period ended December 31, 2000.


(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the fund was charged $199,878 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $74,519 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was charged $16,749 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $1,030,796,402 and $1,085,254,064, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $1,527,767, consisting of $1,812,292 gross unrealized appreciation and $284,525 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5--Subsequent Event:

On October 17, 2000, the Board of Trustees approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities of the fund in a tax free exchange of shares of beneficial interest of Dreyfus Short-Intermediate Government Fund at net asset value and the assumption of stated liabilities.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus U.S. Treasury Short Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Short Term Fund, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Short Term Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  [ERNST & YOUNG SIGNATURE LOGO]


New York, New York

February 2, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 92.81% of the ordinary dividends paid during its fiscal year ended December 31, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


NOTES

                        For More Information

                        Dreyfus U.S. Treasury Short Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com



(c) 2001 Dreyfus Service Corporation                                  081AR0012